                                                                    EXHIBIT 10.8

[LOGO]  SILICON VALLEY BANK

QUICKSTART LOAN AND SECURITY AGREEMENT
Borrower:  KARTOFFELSOFT INCORPORATED    Address:   3475-H Edison Way
                                                    Menlo Park, CA 94025
Date:             July 13, 1998

        SILICON'S OFFER TO EXTEND FINANCING ON THE TERMS SET FORTH HEREIN
                SHALL EXPIRE IF THIS AGREEMENT IS NOT EXECUTED BY
       BORROWER AND RETURNED TO SILICON WITHIN 30 DAYS OF THE ABOVE DATE.

THIS LOAN AND SECURITY AGREEMENT is entered into on the above date between SILICON VALLEY BANK ("Silicon"), whose address is 3003 Tasman Drive, Santa Clara, California 95054 and the borrower named above (the "Borrower"), whose chief executive office is located at the above address ("Borrower's Address").

1. LOANS. Silicon will make loans to Borrower (the "Loans") in amounts determined by Silicon in its reasonable business judgment up to the amount (the "Credit Limit") shown on the Schedule to this Agreement (the "Schedule"), provided no Event of Default and no event which, with notice or passage of time or both, would constitute an Event of Default has occurred. All Loans and other monetary Obligations will bear interest at the rate shown on the Schedule. Interest will be payable monthly, on the date shown on the monthly billing from Silicon. Silicon may, in its discretion, charge interest to Borrower's deposit accounts maintained with Silicon.

2. SECURITY INTEREST. As security for all present and future indebtedness, guarantees, liabilities, and other obligations, of Borrower to Silicon (collectively, the "Obligations"), Borrower hereby grants Silicon a continuing security interest in all of Borrower's interest in the following types of property, whether now owned or hereafter acquired, and wherever located (collectively, the "Collateral"): All "accounts," "general intangibles," "contract rights," "chattel paper," "documents," "letters of credit," "instruments," "deposit accounts," "inventory," "farm products," "investment property," "fixtures" and "equipment," as such terms are defined in Division 9 of the California Uniform Commercial Code in effect on the date hereof, and all products, proceeds and insurance proceeds of the foregoing.

3. REPRESENTATIONS AND AGREEMENTS OF BORROWER. Borrower represents to Silicon as follows, and Borrower agrees that the following representations will continue to be true, and that Borrower will comply with all of the following agreements throughout the term of this Agreement:

     3.1 CORPORATE EXISTENCE AND AUTHORITY. Borrower, if a corporation is and will continue to be, duly authorized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. The execution, delivery and performance by Borrower of this Agreement, and all other documents contemplated hereby have been duly and validly authorized, and do not violate any law or any provision of, and are not grounds for accretion under, any agreement or instrument which is binding upon Borrower.

     3.2 NAME; PLACES OF BUSINESS. The name of Borrower set forth in this Agreement is its correct name. Borrower shall give Silicon 15 days' prior written notice before changing its name. The address set forth in the heading to this Agreement is Borrower's chief executive office. In addition, Borrower has places of business and Collateral is located only at the locations set forth on the Schedule. Borrower will give Silicon at least 15 days' prior written notice before changing its chief executive office or locating the Collateral at any other location.

     3.3 COLLATERAL. Silicon has and will at all times continue to have a first-priority perfected security interest in all of the Collateral other than specific equipment. Borrower will immediately advise Silicon in writing of any material loss or damage to the Collateral.

     3.4 FINANCIAL CONDITION AND STATEMENTS. All financial statements now or in the future delivered to Silicon have been, and will be, prepared in conformity with generally accepted accounting principles. Since the last date covered by any such statement, there has been no material adverse change in the financial condition or business or Borrower. Borrower will provide Silicon: (i) within 30 days after the end of each month, a monthly financial statement prepared by Borrower, and such other information as Silicon shall reasonably request; (ii) within 120 days following the end of Borrower's fiscal year, complete annual financial statements, certified by independent certified public accountants acceptable to Silicon and accompanied by the unqualified report thereon by said independent certified public accountants; and (iii) other financial information reasonably requested by Silicon from time to time.

     3.5 TAXES; COMPLIANCE WITH LAW. Borrower has filed, and will file, when due, all tax returns and reports required by applicable law, and Borrower has paid, and will pay, when due, all taxes, assessments, deposits and contributions now or in the future owed by Borrower. Borrower has complied, and will comply, in all material respects, with all applicable laws, rules and regulations.

     3.6 INSURANCE. Borrower shall at all times insure all of the tangible personal property Collateral and carry such other business insurance as is customary in Borrower's industry.

     3.7 ACCESS TO COLLATERAL AND BOOKS AND RECORDS. At reasonable times, on one business day notice, Silicon or its agents, shall have the right to inspect the Collateral, and the right to audit and copy Borrower's books and records.

     3.8 OPERATING ACCOUNTS. Borrower shall maintain its primary operating accounts with Bank.

     3.9 ADDITIONAL AGREEMENTS. Borrower shall not, without Silicon's prior written consent, do any of the following: (i) enter into any transaction outside the ordinary course of business except for the sale of capital stock to venture investors, provided that Borrower promptly delivers written notification to Silicon any of such sale; (ii) sell or transfer any Collateral, except in the ordinary course of business; (iii) pay or declare any dividends on Borrower's stock (except for dividends payable solely in stock of Borrower); or (iv) redeem, retire, purchase or otherwise acquire, directly or indirectly, any of Borrower's stock other than the repurchase of up to five percent (5%) of Borrower's then issued stock in any fiscal year from Borrower's employees or directors pursuant to written agreement with Borrower.

4. TERM. This Agreement shall continue in effect until the maturity date set forth on the Schedule (the "Maturity Date"). This Agreement may be terminated, without penalty, prior to the Maturity Date as follows: (i) by Borrower, effective three business days after written notice of termination is given to Silicon; or (ii) by Silicon at any time after the occurrence of an Event of Default, without notice, effective immediately. On the Maturity Date or on any earlier effective date of termination, Borrower shall pay all Obligations in full, whether or not such Obligations are otherwise then due and payable. No termination shall in any way affect or impair any security interest or other right or remedy of Silicon, nor shall any such termination relieve Borrower of any Obligation to Silicon, until all of the Obligations have been paid and performed in full.

5. EVENTS OF DEFAULT AND REMEDIES. The occurrence of any of the following events shall constitute an "Event of Default" under this Agreement: (a) Any representation, statement, report or certificate given to Silicon by Borrower or any of its officers, employees or agent, now or in the future, is untrue or misleading in a material respect, or (b) Borrower fails to pay when due any Loan or any interest thereon or any other monetary Obligation; or (c) the total Obligations outstanding at any time exceed the Credit Limit; or (d) Borrower fails to perform any other non-monetary Obligation, which failure is not cured within 5 business days after the date due; or (e) Dissolution, termination of existence, insolvency or business failure of Borrower; or appointment of a receiver, trustee or custodian, for all or any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding by or against Borrower under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or in the future in effect; or (f) a material adverse change in the business, operations, or financial or other condition of Borrower. If an Event of Default occurs, Silicon, shall have the right to accelerate and declare all of the Obligations to be immediately due and payable, increase the interest rate by an additional four percent per annum, and exercise all rights and remedies accorded it by applicable law.

6. GENERAL. If any provision of this Agreement is held to be unenforceable, the remainder of this Agreement shall still continue in full force and effect. This Agreement and any other written agreements, documents and instruments executed in connection herewith are the complete agreement between Borrower and Silicon and supersede all prior and contemporaneous negotiations and oral representations and agreements, all of which are merged and integrated in this Agreement. There are no oral understandings, representations or agreements between the parties which are not in this Agreement or in other written agreements signed by the parties in connection this Agreement. The failure of Silicon at any time to require Borrower to comply strictly with any of the provisions of this Agreement shall not waive Silicon's right later to demand and receive strict compliance. Any waiver of a default shall not waive any other default. None of the provisions of this Agreement may be waived except by a specific written waiver signed by an officer of Silicon and delivered to Borrower. The provisions of this Agreement may not be amended, except in a writing signed by Borrower and Silicon. Borrower shall reimburse Silicon for all reasonable attorneys' fees and all other reasonable costs incurred by Silicon, in connection with this Agreement (whether or not a lawsuit is filed). If Silicon or Borrower files any lawsuit against the other predicated on a breach of this Agreement, the prevailing party shall be entitled to recover its reasonable costs and attorneys' fees from the non-prevailing party. Borrower may not assign any rights under this Agreement without Silicon's prior written consent. This Agreement shall be governed by the laws of the State of California.

7. MUTUAL WAIVER OF JURY TRIAL. BORROWER AND SILICON EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO, THIS AGREEMENT OR ANY CONDUCT, ACT OR OMISSION OF SILICON OR BORROWER OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR AFFILIATES.

BORROWER:

       KARTOFFELSOFT INCORPORATED

       By: /s/ Justin Shelby Kitch
           -------------------------------
               President or Vice President

SILICON:
                SILICON VALLEY BANK

       By:________________________________
       Title:_____________________________

[LOGO]  SILICON VALLEY BANK


SCHEDULE TO
QUICKSTART LOAN AND SECURITY AGREEMENT (MASTER)

BORROWER:    KARTOFFELSOFT INCORPORATED

DATE:        July 13, 1998

     This Schedule is an integral part of the Loan and Security Agreement between Silicon Valley Bank ("Silicon") and the above-named borrower ("Borrower") of even date.

CREDIT LIMIT (AGGREGATE)

(Section 1):                                         $750,000.00 (includes, without limitation, Equipment
                                                     Advances and the Merchant Services and Business Visa
                                                     Reserve, if any)

Interest Rate (Section 1):                           A rate equal to the "Prime Rate" in effect from time to
                                                     time, per annum.  Interest shall be calculated on the basis of a 60-day year for the actual number of days elapsed.
                                                     "Prime Rate" means the rate announced from time to time by
                                                     Silicon as its "prime rate;" it is a base rate upon which
                                                     other rates charged by Silicon are based, and it is not
                                                     necessarily the best rate available at Silicon.  The
                                                     interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate.

Maturity Date (Section 4):                           January 25, 2000.

OTHER LOCATIONS AND ADDRESS
(Section 3.2):                                       ______________________________________

Other Agreements:                                    Borrower also agrees as follows:

                                                     1.   LOAN FEE.  Borrower shall concurrently pay Silicon a
                                                     non-refundable Loan Fee in the amount of $500.00

                                                     2.   BANKING RELATIONSHIP.  Borrower shall at all times
                                                     maintain on deposit with Silicon, a minimum amount
                                                     equivalent to 33% of liquid assets in operating, money
                                                     market accounts or certificates of deposit.

BORROWER:                                                     SILICON:

KARTOFFELSOFT INCORPORATED                                    SILICON VALLEY BANK

By: /s/ Justin Shelby Kitch                                   By:____________________________________________
--------------------------------------
President or Vice President                                   Title:_________________________________________

[LOGO]  SILICON VALLEY BANK


SCHEDULE TO
QUICKSTART LOAN AND SECURITY AGREEMENT (EQUIPMENT ADVANCES)

BORROWER:    KARTOFFELSOFT INCORPORATED
             --------------------------

DATE:        July 13, 1998
             -------------

     This Schedule is an integral part of the Loan and Security Agreement between Silicon Valley Bank ("Silicon") and the above-named borrower ("Borrower") of even date.

CREDIT LIMIT (EQUIPMENT)

(Section 1):                                         $750,000.00 (such amount to be funded under the aggregate
                                                     Credit Limit).  Equipment Advances will be made only on or prior to July 25, 1999 (the "Last Advance Date") and only
                                                     for the purpose of purchasing equipment reasonably
                                                     acceptable to Silicon.  Borrower must provide invoices for the equipment to Silicon on or before the Last Advance Date.

INTEREST RATE (Section 1):                           A rate equal to the "Prime Rate" in effect from time to
                                                     time, per annum.  Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed.
                                                     "Prime Rate" means the rate announced from time to time by
                                                     Silicon as its "prime rate;" it is a base rate upon which
                                                     other rates charged by Silicon are based, and it is not
                                                     necessarily the best rate available at Silicon.  The
                                                     interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate.

MATURITY DATE (Section 4):                           After the Last Advance Date, the unpaid principal balance of the Equipment Advances shall be repaid in 30 equal monthly installments of principal, plus interest, commencing on
                                                     August 25, 1999 and continuing on the same day of each month thereafter until the entire unpaid principal balance of the
                                                     Equipment Advances and all accrued unpaid interest have been paid (subject to Silicon's right to accelerate the Equipment
                                                     Advances on an Event of Default).


BORROWER:                                                     SILICON:

KARTOFFELSOFT INCORPORATED                                    SILICON VALLEY BANK

BY:  /s/ Justin Shelby Kitch                                  By:________________________________________
     ------------------------------------------------
          President or Vice President                         Title:_____________________________________

[LOGO]  SILICON VALLEY BANK


SCHEDULE TO QUICKSTART LOAN AND SECURITY AGREEMENT (MERCHANT SERVICES/BUSINESS CREDIT CARD SUBLIMIT)

BORROWER:        KARTOFFELSOFT, INC.
                 -------------------

DATE:            01/14/99
                 --------

     This Schedule is an integral part of the Loan and Security Agreement between Silicon Valley Bank ("Silicon") and the above-named borrower ("Borrower") of even date.

MERCHANT SERVICES/ BUSINESS CREDIT CARD
SUBLIMIT (SECTION 1):                                The aggregate Credit Limit shall be reduced by an amount
                                                     equal to the sum of (a) $0.00 (the "Merchant Service
                                                     Reserve") and (b) $15,000.00 (the "Business Credit Card
                                                     Reserve").  Silicon may, in its sole discretion, charge as
                                                     Loans, any amounts that may become due or owing to Silicon in connection with merchant credit card processing services and/or Business Credit Card services furnished to Borrower by or through Silicon, collectively, the "Credit Card
                                                     Services." Borrower shall execute all standard form
                                                     applications and agreements, including without limitation, the Indemnification and Pledge Agreement, of Silicon in
                                                     connection with the Credit Card Services and, without
                                                     limiting any of the terms of such applications and
                                                     agreements, Borrower will pay all standard fees and charges of Silicon in connection with the Credit Card Services and, without limiting any of the terms of such applications and agreements, Borrower will pay all standard fees and charges of Silicon in connection with the Credit Card Services.

MATURITY DATE (Section 4):                           07/25/99
                                                     --------

BORROWER:                                                     SILICON:


KARTOFFELSOFT, INC.                                           SILICON VALLEY BANK

By: /s/ Justin Shelby Kitch                                   By:________________________________
   ---------------------------------------------

[LOGO]  SILICON VALLEY BANK

                              CERTIFIED RESOLUTION

Borrower:    KARTOFFELSOFT INC., a corporation organized under the laws of the
             State of Delaware

Date:        July 13, 1998

     I, the undersigned, corporate officer of the above-named borrower, a corporation organized under the laws of the state set forth above, do hereby certify that the following is a full, true and correct copy of resolutions duly and regularly adopted by the Board of Directors of said corporation as required by law, and by the by-laws of said corporation, and that said resolutions are still in full force and effect and have not been in any way modified, repealed, rescinded, amended or revoked.

RESOLVED, that this corporation borrow from Silicon Valley Bank ("Silicon"), from time to time, such sum or sums of money as, in the judgment of the officer or officers authorized hereby, this corporation may require.

RESOLVED FURTHER, that any officer of this corporation be, and he or she is hereby authorized, in the name of this corporation, to execute and deliver to Silicon the loan agreements, security agreements, notes, financing statements, and other documents and instruments providing for such loans and evidencing or securing such loans, and said authorized officers are authorized from time to time to execute renewals, extensions and/or amendments of said loan agreements, security agreements, and other documents and instruments.

RESOLVED FURTHER, that said authorized officers be and they are hereby authorized, as security for any and all indebtedness of this corporation to Silicon, whether arising pursuant to this resolution or otherwise, to grant, to Silicon, or deed in trust for its benefit, any property of any and every kind, belonging to this corporation, including, but not limited to, any and all real property, accounts, inventory, equipment, general intangibles, instruments, documents, chattel paper, notes, money, deposit accounts, furniture, fixtures, goods, and other property of every kind, and to execute and deliver to Silicon any and all pledge agreements, mortgages, deeds of trust, financing statements, security agreements and other agreements, which said instruments and the note or notes and other instruments referred to in the preceding paragraph may contain such provisions, covenants, recitals and agreements as Silicon may require, and said authorized officers may approve, and the execution thereof by said authorized officers shall be conclusive evidence of such approval.

RESOLVED FURTHER, that said authorized officers be and they are hereby authorized to issue warrants to purchase this corporation's capital stock, for such class, series and number, and on such terms, as said officers shall deem appropriate

RESOLVED FURTHER, that Silicon may conclusively rely on a certified copy of these resolutions and a certificate of the corporate officer of this corporation as to the officers of this corporation and their offices and signatures, and continue to conclusively rely on such certified copy of these resolutions and said certificate for all past, present and future transactions until written notice of any change hereto or thereto is given to Silicon by this corporation by certified mail, return receipt requested.

The undersigned further hereby certifies that the following persons are the duly elected and acting officers of the corporation named above as borrower and that the following are their actual signatures:

NAMES                                 OFFICE(S)                                  ACTUAL SIGNATURES
Justin Shelby Kitch                   CEO, President, Chairman                   X  /s/ Justin Shelby Kitch
                                                                                 ------------------------------

--------------------------------      ----------------------------------         X ----------------------------

--------------------------------      ----------------------------------         X ----------------------------

IN WITNESS WHEREOF, I have hereunto set my hand as such corporate officer on the date set forth above.
                                              By:  /s/ Justin Shelby Kitch
                                                   -------------------------
                                                   Its:________________________

                           [LOGO] SILICON VALLEY BANK


                       PRO FORMA INVOICE FOR LOAN CHARGES




BORROWER:                           KARTOFFELSOFT INCORPORATED

ACCOUNT OFFICER:                    Herman White

DATE:                               July 13,1998

                                    Loan Fee                  $500.00*
                                    FEES DUE                  $500.00
                                    --------                  =======


*Loan fee inclusive of UCC search and filing fees


Please indicate the method of payment:

         ( x )   A check for the total amount is attached.

         (   )   Debit DDA # _____________ for the total amount.

         (   )   Loan proceed

                                    /s/ Justin Shelby Kitch
                                    --------------------------------------------
                                    Authorized Signer                     (Date)



                                    --------------------------------------------
                                    Silicon Valley Bank                   (Date)
                                    Account Officer's Signature